FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

DATE:      May 3,  2004

PARTIES:   Bell Microproducts Inc.                            (the "Company")
           1491 Ringwood Avenue
           San Jose, California 95131

RECITALS:  The Retirement Systems of Alabama                  (the "Investor")
           Post Office Box 302150
           135 South Union Street
           Suite 570
           Montgomery, Alabama 36130


      A. The Retirement Systems of Alabama is agent for each of Teachers' Retirement Systems of Alabama, Employees' Retirement Systems of Alabama, Judicial Retirement Fund, PEIRAF-Deferred Compensation Plan and Public Employees Individual Retirement Account Fund and the term "Investor" as used herein shall mean The Retirement Systems of Alabama and each of the foregoing named funds.

      B. The Company and the Investor heretofore entered into and executed that certain Securities Purchase Agreement dated July 6, 2000 (the "Original Agreement").

      C. Under the terms of the Original Agreement, the Company, among other things, issued to Investor and Investor purchased certain Senior Subordinated Notes in the aggregate principal amount of $100,000,000 (the "Long-Term Notes").

      D. The Company has prepaid principal of the Long Term Notes in the aggregate amount of $20,000,000. As a result of said prepayment, the Company and the Investor have recalculated the schedule of principal repayments of the Long-Term Notes as provided below.

      E. The Company and Investor desire and intend to amend the Original Agreement as provided herein.

      F. Unless otherwise defined herein, all terms capitalized herein shall have the same meaning described in the Original Agreement.

      In consideration of the foregoing premises and the mutual covenants set forth herein, the parties agree as follows:

      1. Subparagraph (a) of Section 3.3 of the Original Agreement is hereby amended to provide as follows:

      "3.3. PRINCIPAL REPAYMENT.

            (a) The Company shall repay the remaining principal of the Long-Term Notes as follows:

                  (i)   In  semi-annual   installments   aggregating  $3,500,000
      beginning on December 31, 2000 until and including June 30, 2007;

                  (ii)  Semi-annual    installments    aggregating    $4,350,000
      beginning on December 31, 2007 until and including June 30, 2009;

                  (iii) One semi-annual installment of $5,100,000 on December 31, 2009; and

                  (iv) The final semi-annual installment of $8,500,000 on the Final Maturity Date."

      2. The Long Term Notes issued by Company to Investor shall be amended to reflect the repayment schedule described in paragraph 1 above.

      3. The Company and the Investor hereby ratify and confirm all other terms and conditions of the Original Agreement.

      IN WITNESS WHEREOF, the Company and the Investor have caused this First Amendment to Securities Purchase Agreement to be executed as of the day and year first above written.

THE COMPANY:                               BELL MICROPRODUCTS, INC.


                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________


THE INVESTOR:

                                           THE RETIREMENT  SYSTEMS OF ALABAMA,
                                           on behalf  of  itself  and as agent
                                           for,  and on behalf  of,  TEACHERS'
                                           RETIREMENT   SYSTEMS  OF   ALABAMA,
                                           EMPLOYEE'S  RETIREMENT  SYSTEMS  OF
                                           ALABAMA,  JUDICIAL RETIREMENT FUND,
                                           PEIRAF-DEFERRED  COMPENSATION FUND,
                                           PUBLIC     EMPLOYEES     INDIVIDUAL
                                           RETIREMENT  ACCOUNT  FUND and STATE
                                           EMPLOYEES' HEALTH INSURANCE FUND



                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________



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